AMENDMENT NO. 6 TO STOCKHOLDERS AGREEMENT


         AMENDMENT  NO. 6, dated as of  December  31,  1997 to the  Stockholders
Agreement, dated as of April 30, 1996, as amended (the "Stockholders Agreement"), by and among AMF BOWLING, INC., a Delaware corporation formerly named AMF Holdings Inc. ("Bowling"), GS CAPITAL PARTNERS II, L.P., a Delaware limited partnership, GS CAPITAL PARTNERS II OFFSHORE, L.P., a Cayman Islands exempt limited partnership, GOLDMAN SACHS & CO. VERWALTUNGS GMBH, a corporation recorded in the Commercial Register Frankfurt, as nominee for GS Capital Partners II German C.L.P., THE GOLDMAN SACHS GROUP, L.P., a Delaware limited partnership, STONE STREET FUND 1995, L.P., a Delaware limited partnership, STONE STREET 1996, L.P., a Delaware limited partnership, BRIDGE STREET FUND 1995, L.P., a Delaware limited partnership, BRIDGE STREET FUND 1996, L.P., a Delaware limited partnership, BLACKSTONE CAPITAL PARTNERS II MERCHANT BANKING FUND L.P., a Delaware limited partnership, BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P., a Delaware limited partnership, BLACKSTONE FAMILY INVESTMENT PARTNERSHIP, L.P., a Delaware limited partnership, BLACKSTONE FAMILY INVESTMENT PARTNERSHIP II, L.P., a Delaware limited partnership, KELSO INVESTMENT ASSOCIATES V, L.P., a Delaware limited partnership, KELSO EQUITY PARTNERS V, L.P., a Delaware limited partnership, BAIN CAPITAL FUND V, L.P., a Delaware limited partnership, BAIN CAPITAL FUND V-B, L.P., a Delaware limited partnership, BCIP ASSOCIATES, a Delaware general partnership, BCIP TRUST ASSOCIATES, L.P., a Delaware limited partnership, CITICORP NORTH AMERICA, INC., a Delaware corporation, CHARLES M. DIKER, the management investors listed in Schedule I to the Stockholders Agreement, as such Schedule I may be amended from time to time (collectively, the "Management Investors") and all other parties thereto.

         WHEREAS, Bowling's Certificate of Incorporation was amended on October 29, 1997, among other things, to change the name from AMF Holdings Inc. to AMF Bowling, Inc.;

         WHEREAS, Charles M. Diker desires to make certain dispositions of the Common Stock of Bowling to members of his family and certain affiliated entities (the "Diker Transferees") in the respective amounts set forth on the signature pages hereto underneath the signature of each Diker Transferee; and

         WHEREAS, pursuant to and in accordance with Section 3.9 of the Stockholders Agreement, Holdings wishes to amend the Stockholders Agreement on the terms contained herein;

         NOW, THEREFORE, the Stockholders Agreement is amended as follows:

         1. New Holders. The Stockholders Agreement is hereby amended to include the Diker Transferees listed on the signature pages hereto as parties to the Stockholders Agreement and the Diker Transferees agree to be bound by all of the applicable terms and conditions of the Stockholders Agreement.

         2. Governing Law. This Amendment shall be governed and construed and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts of laws thereof.

         3. Reaffirmation. In all respects not inconsistent with the terms and provisions of this Amendment No. 6, the Stockholders Agreement shall continue to be in full force and effect in accordance with the terms and conditions thereof, and is hereby ratified, adopted, approved and confirmed. From and after the date hereof, each reference to the Stockholders Agreement in any other instrument or document shall be deemed a reference to the Stockholders Agreement as amended hereby, unless the context otherwise requires.

         4. No Waiver. The execution, delivery and performance of this Amendment No. 6 shall not operate as a waiver of any condition, power, remedy or right exercisable in accordance with the Stockholders Agreement, and shall not constitute a waiver of any provision of the Stockholders Agreement, except as expressly provided herein.

         IN WITNESS WHEREOF, AMF Bowling, Inc. has caused this Amendment No. 6 to be duly executed, as of the date first written above.

                                  AMF BOWLING, INC.


                                  By: /s/ Douglas J. Stanard
                                     ---------------------------------------
                                     Name: Douglas J. Stanard
                                     Title:    President & CEO


         The undersigned, by signing his, her or its name hereto, hereby agrees to be bound by all of the terms and conditions of the Stockholders Agreement as amended; this signature page also being deemed to be a counterpart to the Stockholders Agreement.

         Dated as of the date first written above.

                          VALERIE CHARLES DIKER FUND INC.

                           By: /s/ Charles Diker
                              -----------------------------------------
                           Name:  Charles Diker
                           Title:  President
                           Address: c/o Charles Diker
                                    Charles Diker Associates
                                    One New York Plaza, 31st Floor
                                    New York, New York 10004
                                    Telecopier No.:  (212) 559-0292
                           Number of Shares: 11,054.71

                           ----------------------------------------
                           Valerie Diker

                           Address: c/o Charles Diker
                                    Charles Diker Associates
                                    One New York Plaza, 31st Floor
                                    New York, New York 10004
                                    Telecopier No.:  (212) 559-0292
                           Number of Shares: 33,164.14


                          CHARLES DIKER & VALERIE DIKER
                          TRUSTEES FOR PATRICIA HELEN DIKER
                          AUG. 31, 1987 TRUST

                           By: /s/ Charles Diker
                              -----------------------------------------
                              Charles Diker, Trustee


                           By:
                              -----------------------------------------
                              Valerie Diker, Trustee

                           Address: c/o Charles Diker
                                    Charles Diker Associates
                                    One New York Plaza, 31st Floor
                                    New York, New York 10004
                                    Telecopier No.:    (212) 559-0292
                           Number of Shares: 11,054.71


                          CHARLES DIKER & VALERIE DIKE
                          TRUSTEES FOR MARK NORMAN DIKER
                          AUG. 4, 1987 TRUST


                          By:
                              -----------------------------------------
                              Charles Diker, Trustee


                          By: /s/ Valerie Diker
                              -----------------------------------------
                              Valerie Diker, Trustee

                           Address: c/o Charles Diker
                                    Charles Diker Associates
                                    One New York Plaza, 31st Floor
                                    New York, New York 10004
                                    Telecopier No.:    (212) 559-0292
                           Number of Shares: 11,054.71


                          CHARLES DIKER & VALERIE DIKER
                          TRUSTEES FOR BRUCE DANIEL DIKER
                          OCT. 1, 1987 TRUST


                          By:
                              -----------------------------------------
                              Charles Diker, Trustee


                          By: /s/ Valerie Diker, Trustee
                              -----------------------------------------
                              Valerie Diker, Trustee

                           Address: c/o Charles Diker
                                    Charles Diker Associates
                                    One New York Plaza, 31st Floor
                                    New York, New York 10004
                                    Telecopier No.:    (212) 559-0292
                           Number of Shares: 11,054.71